SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 14, 2005 (December 14, 2005)

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

2515 McKinney Avenue, Suite 1200
Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(214) 303-3400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Selected Financial Data
Revised Audited Consolidated Financial Statements
Revised Management's Discussion and Analysis
Revised Computation of Ratio of Earnings to Fixed Charges

Item 8.01. Other Events
     On June 27, 2005, we completed the spin-off of our indirect majority-owned subsidiary TreeHouse Foods, Inc. (the “TreeHouse Spin-off”), and on August 22, 2005, we completed the sale of our Marie’s dips and dressings and Dean’s dips operations (the "Dips and Dressings Divestiture"). We are filing this Current Report on Form 8-K to update our previously filed financial statements as of December 31, 2004 and 2003 and for each of the three fiscal years in the period ending December 31, 2004 to reflect the reclassification of the operations divested in the TreeHouse Spin-off and the Dips and Dressings Divestiture as discontinued operations. These reclassifications had no effect on our reported net income or earnings per common share.
     Item 6 (Selected Financial Data) and Item 8 (Financial Statements and Supplementary Data) of Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as amended (the “2004 10-K”), updated for the reclassification described above, are filed herewith as Exhibits 99.1 and 99.2, respectively.
     Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of Part II of our 2004 10-K (“MD&A”) has also been updated to reflect the TreeHouse Spin-off and the Dips and Dressings Divestiture and is filed herewith as Exhibit 99.3. Specifically, the portions of Item 7 entitled “Developments from January 1, 2004 to March 16, 2005,” “Results of Operations,” “Liquidity and Capital Resources,” “Known Trends and Uncertainties,” “Critical Accounting Policies” and “Risk Factors” have been updated to delete references to the discontinued operations and to update financial information to reflect the reclassifications.
     Also, Statement of Financial Accounting Standards No. 131, “Disclosure about Segments of an Enterprise and Related Information,” provides that consolidated financial statements should reflect modifications to the company’s segment information including reclassification of all comparative prior period segment information. Effective January 1, 2005, our Rachel’s Organic Dairy business, which has historically been part of our WhiteWave segment, was transferred to the International Group, which is not a reportable segment. Therefore, the segment disclosures in Note 20 to the consolidated financial statements included in the 2004 10-K and in the MD&A included in the 2004 10-K have been updated in this Form 8-K to reflect the new segment structure.
     Finally, in Note 9 to the updated financial statements filed herewith as Exhibit 99.2, we have provided additional financial information regarding the subsidiaries that guarantee our corporate debt.
     Except as specifically described above, no other changes have been made to our 2004 10-K and no attempt has been made to update the 2004 10-K. This report does not supersede or modify the 2004 10-K except as specifically described above. See Note 23 to the updated financial statements included in Exhibit 99.2 hereto, as well as our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 of 2005, as amended, and our Current Reports on Form 8-K dated March 18, April 18, May 4, June 1, June 15, June 23, June 27, August 3, September 13, October 12, October 19, November 2, November 23, November 28 and December 7, 2005 for information about certain events that have occurred subsequent to the filing of our 2004 10-K in March 2005.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits.
     See the Exhibit Index attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2005	DEAN FOODS COMPANY

	By:	/s/ Ronald L. McCrummen

Ronald L. McCrummen Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	Revised Audited Consolidated Financial Statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004
99.3	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.4	Revised Computation of Ratio of Earnings to Fixed Charges